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                                                                 EXHIBIT 10.30.2


                                FIRST AMENDMENT
                                   TO WARRANT
                              DATED APRIL 1, 1998

                       ENTITLING WILLIAM S. BANOWSKY, JR.
               TO PURCHASE 150,000 SHARES OF CLASS A COMMON STOCK

         THIS FIRST AMENDMENT (the "First Amendment") to the Warrant dated April 1, 1998 (the "Warrant"), entitling William S. Banowsky, Jr. (the "Initial Holder"), or registered assigns, to purchase 150,000 shares of Class A Common Stock, par value $.01 per share, of Capstar Broadcasting Corporation, a Delaware corporation (the "Company"), is entered into effective as of August 26, 1998, by and between the Company and the Initial Holder.

                                   RECITALS:

         WHEREAS, the Initial Holder is the holder of the Warrant as of the date hereof;

         WHEREAS, in contemplation of the consummation of the merger (the "Merger") of Chancellor Media Corporation with and into CBC Acquisition Company, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, the parties hereto desire to amend the terms and provisions of the Warrant as hereinafter set forth;

         WHEREAS, the Merger shall become effective upon the filing of a certificate of merger in connection with the Merger with the Secretary of State of the State of Delaware, or at such later time specified in such certificate of merger (the "Effective Time"); and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Warrant.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. Notwithstanding the terms of the Warrant, (a) the Initial Holder's employment shall be deemed terminated by the Initial Holder for Good Reason, without a Board Determination, effective as of the close of business on the date of the Effective Time, (b) the Company waives any and all notice requirements by the Initial Holder relating to his deemed termination of employment for Good Reason, including, but not limited to, the Initial Holder's notice obligation pursuant to Section 3(c) of the Employment Agreement, (c) the Company shall have no right or opportunity to remedy the facts and circumstances constituting Good Reason for the Initial Holder's deemed termination of employment provided hereby, (d) the Initial Holder's Date of Termination shall be the date of the Effective Time, (e) the Warrant Shares shall become Vested Warrant Shares on the Date of Termination, and (f) the Vested Warrant Shares shall be exercisable with respect to all or any part of the Vested Warrant Shares until the earlier to occur of (i) 5:00 p.m., Dallas, Texas time, on May 31, 2003, or (ii) a Sale of the Company.

         2. Effective as of the Effective Time, Section 3.3 of the Warrant shall be amended (a) by deleting Section 3.3(b) and the second and third sentences of Section 3.3 in their entirety and (b) by adding the following sentence at the end of Section 3.3:



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         The Company shall give the Holder reasonable prior notice of the consummation of a Sale of the Company.

         3. Except as herein specifically amended or supplemented, the Warrant shall continue in full force and effect in accordance with its terms.

         4. This First Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment effective as of the date first written above.

                                       COMPANY:

                                       CAPSTAR BROADCASTING CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       INITIAL HOLDER:



                                       -----------------------------------------
                                       William S. Banowsky, Jr.